                                                                   EXHIBIT 99.g5

                                     CHASE
                                  [CHASE LOGO]

                          AMERICAN CENTURY INVESTMENTS
                                  FEE SCHEDULE

I. DOMESTIC CUSTODY SERVICES

     A. Safekeeping Charges                              .16 bps on Market Value

     B. Domestic Custody Transaction fees

          $4.00 per DTC or FED Book Entry transaction
          $3.00 per PTC transaction
          $3.00 per US P&I transaction
          $18.00 per Physical transaction
          $25.00 per Future or Option Wire
          $25.00 per Corporate Action

II. GLOBAL CUSTODY SERVICES*

          SEE ATTACHED

 * Note: Does not include balance credits

This fee  agreement  will be  effective  for a period of three  (3)  years  from
6/1/00.  Should  there be any  significant  changes  in  overall  market  value, consideration  will be given to  renegoiate  this fee schedule  earlier than the three (3) year period noted above.

 Approved by:
                -----------------------------------------
                FOR AMERICAN CENTURY INVESTMENTS

                       By:
                           ------------------------------

                       Title:
                           ------------------------------

Concurred:
                -----------------------------------------
                FOR CHASE MANHATTAN BANK

                       By:
                           ------------------------------

                       Title:
                           ------------------------------

II. Global Custody Services

     A. Country Charges

---------------- ------------- --------------- ------------------ ----------- -------------
    MARKET           ASSET       TRANSACTION         MARKET          ASSET    TRANSACTION
                     CHARGE        CHARGE                            CHARGE     CHARGE
---------------- ------------- --------------- ------------------ ----------- -------------
ARGENTINA             22.5bp        $ 32.00     LITHUANIA            36.Obp       $ 90.00
---------------- ------------- --------------- ------------------ ----------- -------------
AUSTRALIA              2.7bp         $ 7.50     LUXEMBOURG            4.5bp       $ 32.00
---------------- ------------- --------------- ------------------ ----------- -------------
AUSTRIA                2.7bp         $ 7.50     MALAYSIA              4.5bp       $ 45.00
---------------- ------------- --------------- ------------------ ----------- -------------
BANGLADESH            36.Obp        $ 68.00     MAURITIUS            36.Obp       $ 68.00
---------------- ------------- --------------- ------------------ ----------- -------------
BELGIUM                3.4bp        $ 32.00     MEXICO                7.Obp           $ 0
---------------- ------------- --------------- ------------------ ----------- -------------
BOTSWANA              31.5bp        $ 68.00     MOROCCO              36.Obp       $ 68.00
---------------- ------------- --------------- ------------------ ----------- -------------
BRAZIL                22.5bp        $ 32.00     NEPAL                45.Obp       $135.00
---------------- ------------- --------------- ------------------ ----------- -------------
BULGARIA              36.Obp        $ 90.00     NETHERLANDS           2.7bp       $ 20.00
---------------- ------------- --------------- ------------------ ----------- -------------
CANADA                 2.Obp            $ 0     NEW ZEALAND           2.7bp       $ 20.00
---------------- ------------- --------------- ------------------ ----------- -------------
CEDEL                  2.Obp        $ 23.00     NORWAY                3.4bp           $ 0
---------------- ------------- --------------- ------------------ ----------- -------------
CHILE                 27.Obp        $ 68.00     PAKISTAN             31.5bp       $ 68.00
---------------- ------------- --------------- ------------------ ----------- -------------
COLOMBIA              31.5bp        $ 68.00     PERU                 36.Obp       $ 32.00
---------------- ------------- --------------- ------------------ ----------- -------------
COSTA RICA            45.Obp        $135.00     PHILIPPINES          27.Obp       $ 68.00
---------------- ------------- --------------- ------------------ ----------- -------------
CYPRUS                45.Obp        $135.00     POLAND               31.5bp       $ 32.00
---------------- ------------- --------------- ------------------ ----------- -------------
CZECH REP.            31.5bp        $ 90.00     PORTUGAL             20.Obp       $ 20.00
---------------- ------------- --------------- ------------------ ----------- -------------
DENMARK                2.7bp            $ 0     ROMANIA              45.Obp       $135.00
---------------- ------------- --------------- ------------------ ----------- -------------
ECUADOR               45.Obp        $135.00     RUSSIA               68.Obp       $135.00
---------------- ------------- --------------- ------------------ ----------- -------------
ESTONIA               36.Obp        $135.00     SHANGHAI (CHINA)     36.Obp       $ 68.00
---------------- ------------- --------------- ------------------ ----------- -------------
EGYPT                 31.5bp        $ 68.00     SHENZHEN (CHINA)     36.Obp       $ 68.00
---------------- ------------- --------------- ------------------ ----------- -------------
EURO CDS               2.Obp        $ 23.00     SINGAPORE             2.7bp       $ 45.00
---------------- ------------- --------------- ------------------ ----------- -------------
FINLAND                3.4bp            $ 0     SOUTH AFRICA          4.5bp           $ 0
---------------- ------------- --------------- ------------------ ----------- -------------
FRANCE                 2.7bp        $ 32.00     SOUTH KOREA           9.Obp       $ 32.00
---------------- ------------- --------------- ------------------ ----------- -------------
GERMANY                2.7bp        $ 32.00     SPAIN                 6.Obp       $ 30.00
---------------- ------------- --------------- ------------------ ----------- -------------
GHANA                 36.Obp        $ 68.00     SRI LANKA            36.Obp       $ 32.00
---------------- ------------- --------------- ------------------ ----------- -------------
GREECE                31.5bp        $113.00     SWEDEN                2.3bp       $ 35.00
---------------- ------------- --------------- ------------------ ----------- -------------
HONG KONG              2.7bp            $ 0     SWITZERLAND           2.3bp       $ 30.00
---------------- ------------- --------------- ------------------ ----------- -------------
HUNGARY               31.5bp        $ 68.00     TAIWAN               27.Obp       $ 68.00
---------------- ------------- --------------- ------------------ ----------- -------------
INDIA                 31.5bp        $ 68.00     THAILAND              6.3bp       $ 32.00
---------------- ------------- --------------- ------------------ ----------- -------------
INDONESIA             27.Obp        $ 68.00     TUNISIA              36.Obp       $ 90.00
---------------- ------------- --------------- ------------------ ----------- -------------
IRELAND                6.Obp        $ 30.00     TURKEY               36.Obp       $ 90.00
---------------- ------------- --------------- ------------------ ----------- -------------
ISRAEL                27.Obp        $ 68.00     UNITED KINGDOM        1.4bp        $ 7.50
---------------- ------------- --------------- ------------------ ----------- -------------
ITALY                  3.2bp        $ 30.00     URUGUAY              36.Obp       $ 90.00
---------------- ------------- --------------- ------------------ ----------- -------------
JAMAICA/T&T           45.Obp        $135.00     VENEZUELA            36.Obp       $ 90.00
---------------- ------------- --------------- ------------------ ----------- -------------
JAPAN                  1.4bp        $ 15.00     VIETNAM              36.Obp       $135.00
---------------- ------------- --------------- ------------------ ----------- -------------
JORDAN                36.Obp        $ 68.00     ZAMBIA               45.Obp       $135.00
---------------- ------------- --------------- ------------------ ----------- -------------
KENYA                 45.Obp        $135.00     ZIMBABWE             45.Obp       $ 90.00
---------------- ------------- --------------- ------------------ ----------- -------------
LATVIA                36.Obp         $90.00
---------------- ------------- --------------- ------------------ ----------- -------------